EXHIBIT 32.1


              CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Form 10-Q of Cognizant Technology Solutions Corporation (the "Company") for the period ended March 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Lakshmi Narayanan, President and Chief Executive Officer of the Company, hereby certifies, pursuant to 18 U.S.C. Section 1350, that:

      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 7, 2004                     /s/ Lakshmi Narayanan
                                       --------------------------------------
                                       Lakshmi Narayanan
                                       President, Chief Executive Officer and
                                       Director
                                       (Principal Executive Officer)

* A signed original of this written statement required by Section 906 has been provided to Cognizant Technology Solutions Corporation and will be retained by Cognizant Technology Solutions Corporation and furnished to the Securities and Exchange Commission or its staff upon request.